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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement Form S-3 of our report dated January 30, 1998 incorporated by reference in Chart House Enterprises Inc.'s Form 10-K for the year ended December 29, 1997 and to all references to our Firm included in this registration statement.


                                               /s/ ARTHUR ANDERSEN LLP

                                               ARTHUR ANDERSEN LLP

San Diego, California

May 29, 1998